EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy P. Lynch, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Tercica, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Tercica, Inc.

By:	/s/ Timothy P. Lynch
Timothy P. Lynch
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided by Tercica, Inc. and will be retained by Tercica, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.